UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

International Growth Fund

Semiannual report 8/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. Non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world, particularly during the last six months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
29	Notes to financial statements
37	Continuation of investment advisory and subadvisory agreements
43	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Economic improvement continued to support equities

Most developed-market stocks outside the United States posted strong gains as economic conditions improved in key markets.

The fund outperformed on a relative basis

The fund posted a positive return and outperformed its benchmark, the MSCI AC World ex-USA Growth Index, largely as a result of stock selection in the information technology, industrials, and telecommunication services sectors.

Allocations in certain sectors added value

The fund's overweight in information technology and underweights in the energy and healthcare sectors contributed to relative performance.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Growth stocks may be subject to greater price fluctuations because their prices tend to place greater emphasis on earnings expectations. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager John A. Boselli, CFA, Wellington Management Company LLP

John A. Boselli, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the six months ended August 31, 2017, and the factors that drove the significant return for the fund's benchmark, the MSCI AC World ex-USA Growth Index?

Global equities posted positive results as diminishing concerns about China, encouraging economic data, and significant easing measures from the European Central Bank jolted the market back into risk-on mode. While issues surrounding the Trump administration's ambitious U.S. legislative agenda and European elections were top of mind, economic data releases across most major economies pointed to strong growth, helping the rally to roll on. Market risks appeared to diminish in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union.

Continued evidence of an upswing in global growth helped to maintain bullish sentiment, although events such as terrorist attacks in Spain diverted attention somewhat from the generally positive economic data. Japanese second-quarter GDP growth came in at 4.0%, far exceeding expectations and the Bank of Japan's 2.5% growth target for the year. Tensions in Asia resurfaced after North Korea ignored warnings from the United States and its allies by firing a midrange ballistic missile, capable of carrying a nuclear payload, over northern Japan.

The eurozone's economy continued to accelerate, with GDP expected to reach the highest level in a decade driven by stronger internal demand and lower unemployment, while consumer and investor confidence remained high. Brexit continued to present challenges for the United Kingdom, as inflation induced by a weak currency dampened consumer real wages in an environment with high debt levels and uncertainty weighing on U.K. investments. The emerging markets continued to benefit from cyclical recoveries supported by the positive global economic cycle and developed-market quantitative easing leading to low interest rates and increased credit lending.

How did this environment affect your security selection during the period?

The macroeconomic indicators that we follow continued to highlight a positive global economic cycle with strong fundamentals across all regions globally. In this environment, we continued to put

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       4

"While issues surrounding the Trump administration's ambitious U.S. legislative agenda and European elections were top of mind, economic data releases across most major economies pointed to strong growth, helping the rally to roll on."
more weight on growth and valuation characteristics while placing less emphasis on quality and total capital return characteristics. This shift resulted in the fund maintaining its overweight in information technology, as we believe these companies currently provide the best combination of growth and valuation upside.

The fund outperformed relative to its benchmark. What key factors had the most significant impact on this result?

Overall, stock selection and sector allocations both contributed to relative performance. Stock selection was particularly strong among holdings in information technology; this was partially offset by weaker selection in consumer staples and healthcare. Sector allocation also contributed due to the fund's overweight in information technology and underweights in energy and healthcare. Regionally, holdings in many emerging markets and Japan outperformed.

Which equity positions had the biggest positive impact on the fund's relative results?

The top relative contributor was a position in China-based Alibaba Group Holding, Ltd., an internet and e-commerce company. Alibaba's shares outperformed after the company posted strong earnings ahead of analysts' consensus expectations across multiple metrics. In addition, the company began to see the results of its powerful network of online properties, and this progress led the company to increase earnings guidance. Alibaba continued to rank near the top of the global

TOP 10 HOLDINGS AS OF 8/31/17 (%)

Tencent Holdings, Ltd.	3.9
Alibaba Group Holding, Ltd., ADR	3.6
Unilever NV	3.2
Taiwan Semiconductor Manufacturing Company, Ltd.	2.9
Samsung Electronics Company, Ltd.	2.6
British American Tobacco PLC	2.4
ASML Holding NV	1.9
Airbus SE	1.8
Ping An Insurance Group Company of China, Ltd., H Shares	1.8
Keyence Corp.	1.8
TOTAL	25.9
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       5

"From a geographic perspective, the fund ended the period most overweight in emerging markets, particularly China, India, and Taiwan—countries where we see the potential for strong economic growth."
equity sub-universe with high scores for quality, given the company's strong free cash flow margins, its high forecasted organic revenue growth rate, and compelling upside to our estimate of fair value.

AAC Technologies Holdings, Inc., a China-based micro-components supplier, also contributed significantly to relative performance. Its shares outperformed after the company reported strong quarterly results and raised guidance, driven by expectations of higher capital spending. AAC ranked well in our process for high organic growth and solid free cash flow margins, and the stock traded at a discount to our estimate of fair value.

Which positions had the biggest negative impact on the fund's performance?

Denmark-based bracelet and charms maker Pandora A/S was our largest detractor from performance as shares trended down on concerns about competitive threats to the company's business from online retailers, such as Amazon.com. We eliminated the position, as earnings estimate revisions turned sharply negative.

The fund's position in multinational pharmaceutical company Allergan PLC, which is headquartered in Ireland and produces branded and generic drugs, also had a negative impact on performance. The company reported strong earnings, but the stock declined due to concerns over competitive pressure for key products. While we monitored competitive dynamics, we were not concerned as, in our view, Allergan has many strengths. The company offers a broad and diverse range of innovative

TOP 10 COUNTRIES AS OF 8/31/17 (%)

China	16.0
United Kingdom	15.2
France	10.5
Japan	8.2
Switzerland	8.0
India	5.9
Taiwan	5.5
Australia	4.1
Netherlands	4.1
United States	2.7
TOTAL	80.2
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       6

products and possesses strong research and development capabilities with a healthy pipeline of branded drugs in development. In addition, Allergan recently implemented a share buyback program. The company ranked in the top of our universe based on quality, capital return to shareholders, and valuation upside to our estimate of fair value.

How was the fund positioned at the end of the period?

From a sector standpoint, our bottom-up stock selection process resulted in the fund remaining overweight in information technology and financials, while the most significant underweights were in consumer staples, materials, and healthcare.

From a geographic perspective, the fund ended the period most overweight in emerging markets, particularly China, India, and Taiwan—countries where we see the potential for strong economic growth. The fund remained underweight in Japan, where regulatory and demographic issues continue to constrain growth. In Europe, the fund was most overweight in the Netherlands, France, and Norway, and underweight in Germany, Sweden, and Italy, as well as the United Kingdom.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	13.52	10.48	4.07	14.10	64.58	48.97
Class B	13.67	10.53	3.83	14.72	64.94	45.56
Class C	17.67	10.81	3.82	18.72	67.09	45.47
Class I1	19.84	11.99	5.00	20.30	76.14	62.82
Class R2[1,2]	19.38	11.55	4.57	20.08	72.74	56.38
Class R4[1,2]	19.69	11.69	4.63	20.21	73.77	57.31
Class R6[1,2]	20.01	11.86	4.72	20.39	75.11	58.52
Class 1[1]	19.92	12.07	5.06	20.36	76.82	63.76
Class NAV[1,2]	19.99	11.82	4.70	20.36	74.83	58.27
Index 1†	17.86	8.61	2.80	15.90	51.14	31.77
Index 2†	18.19	8.97	2.10	12.55	53.62	23.08

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.33	2.03	2.03	1.02	1.43	1.28	0.93	0.96	0.91
Net (%)	1.33	2.03	2.03	1.02	1.43	1.18	0.93	0.96	0.91

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	8-31-07	14,556	14,556	13,177	12,308
Class C3	8-31-07	14,547	14,547	13,177	12,308
Class I1	8-31-07	16,282	16,282	13,177	12,308
Class R2[1,2]	8-31-07	15,638	15,638	13,177	12,308
Class R4[1,2]	8-31-07	15,731	15,731	13,177	12,308
Class R6[1,2]	8-31-07	15,852	15,852	13,177	12,308
Class 1[1]	8-31-07	16,376	16,376	13,177	12,308
Class NAV[1,2]	8-31-07	15,827	15,827	13,177	12,308

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares and have not been adjusted for expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,201.00	$7.10	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.51	1.28%
Class B	Actual expenses/actual returns	1,000.00	1,197.20	10.97	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	10.06	1.98%
Class C	Actual expenses/actual returns	1,000.00	1,197.20	10.97	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	10.06	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,203.00	5.39	0.97%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.94	0.97%
Class R2	Actual expenses/actual returns	1,000.00	1,200.80	7.60	1.37%
	Hypothetical example for comparison purposes	1,000.00	1,018.30	6.97	1.37%
Class R4	Actual expenses/actual returns	1,000.00	1,202.10	6.22	1.12%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.70	1.12%
Class R6	Actual expenses/actual returns	1,000.00	1,203.90	4.83	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.43	0.87%
Class 1	Actual expenses/actual returns	1,000.00	1,203.60	5.05	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.63	0.91%
Class NAV	Actual expenses/actual returns	1,000.00	1,203.60	4.78	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.38	0.86%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       11

Fund’s investments

AS OF 8-31-17 (unaudited)
	Shares	Value
Common stocks 98.2%		$6,556,189,516
(Cost $5,526,440,482)
Australia 4.1%		276,728,667
Aristocrat Leisure, Ltd.	5,096,078	85,811,547
Qantas Airways, Ltd.	16,636,237	75,723,731
Treasury Wine Estates, Ltd.	10,002,098	115,193,389
Austria 1.1%		71,437,688
ams AG (A)(B)	990,634	71,437,688
Canada 1.9%		128,897,554
Magna International, Inc. (B)	1,339,113	64,438,278
The Bank of Nova Scotia	1,036,086	64,459,276
China 16.0%		1,071,674,762
AAC Technologies Holdings, Inc.	4,891,587	89,518,164
Alibaba Group Holding, Ltd., ADR (A)	1,391,604	238,994,068
NetEase, Inc., ADR	355,340	98,016,986
New Oriental Education & Technology Group, Inc., ADR (A)	1,234,166	100,893,071
Ping An Insurance Group Company of China, Ltd., H Shares	15,189,500	120,981,836
TAL Education Group, ADR	2,512,589	76,458,083
Tencent Holdings, Ltd.	6,266,214	263,680,248
Weibo Corp., ADR (A)(B)	822,278	83,132,306
Denmark 2.4%		160,352,496
DSV A/S	1,124,381	79,814,205
Genmab A/S (A)	343,963	80,538,291
France 10.5%		699,844,276
Airbus SE	1,463,072	123,218,247
Alstom SA	2,263,922	80,526,070
Edenred	3,101,168	83,911,125
Kering	221,615	83,133,565
Legrand SA	1,404,231	98,481,511
LVMH Moet Hennessy Louis Vuitton SE	432,225	113,532,203
Safran SA	1,205,371	117,041,555
Germany 1.2%		83,332,461
United Internet AG	1,402,250	83,332,461
Hong Kong 1.1%		70,214,714
Melco Resorts & Entertainment, Ltd., ADR	3,198,848	70,214,714
India 5.9%		392,713,900
HDFC Bank, Ltd.	2,879,683	80,030,046
IndusInd Bank, Ltd.	2,624,143	68,144,582
ITC, Ltd.	19,287,462	85,305,325
Maruti Suzuki India, Ltd.	847,614	102,503,421

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND 12

	Shares	Value
India (continued)
UPL, Ltd.	4,351,180	$56,730,526
Indonesia 2.5%		167,778,526
Bank Central Asia Tbk PT	52,639,767	74,776,729
Telekomunikasi Indonesia Persero Tbk PT	263,641,851	93,001,797
Ireland 1.5%		99,376,130
ICON PLC (A)	876,410	99,376,130
Japan 8.2%		546,300,807
Bandai Namco Holdings, Inc.	2,425,540	81,407,897
Keyence Corp.	230,408	120,124,980
Nexon Company, Ltd. (A)	4,320,000	107,940,810
SMC Corp.	285,470	97,991,586
Tokyo Electron, Ltd. (B)	520,177	73,260,933
Yamaha Corp.	1,881,000	65,574,601
Netherlands 4.1%		271,118,920
ASML Holding NV	792,273	123,693,295
ING Groep NV	3,388,498	60,148,420
Wolters Kluwer NV	1,997,728	87,277,205
Norway 1.0%		65,246,262
DNB ASA	3,340,374	65,246,262
Singapore 1.2%		76,950,983
DBS Group Holdings, Ltd. (B)	5,050,700	76,950,983
South Korea 2.6%		170,965,545
Samsung Electronics Company, Ltd.	83,053	170,965,545
Spain 1.5%		100,199,918
Industria de Diseno Textil SA	2,634,188	100,199,918
Switzerland 8.0%		535,929,135
ABB, Ltd.	3,963,784	91,715,640
Cie Financiere Richemont SA	1,134,903	101,453,561
Julius Baer Group, Ltd. (A)	1,796,159	100,438,361
Partners Group Holding AG	147,047	95,391,789
Temenos Group AG (A)	841,145	83,062,687
UBS Group AG (A)	3,876,161	63,867,097
Taiwan 5.5%		368,373,657
Catcher Technology Company, Ltd.	5,613,000	71,794,066
Largan Precision Company, Ltd.	524,712	101,772,004
Taiwan Semiconductor Manufacturing Company, Ltd.	27,066,008	194,807,587
United Kingdom 15.2%		1,015,249,901
Aon PLC	481,237	66,968,941
BAE Systems PLC	11,626,276	91,363,980
British American Tobacco PLC	2,611,435	162,913,751

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND 13

		Shares	Value
United Kingdom (continued)
Compass Group PLC		5,449,068	$116,521,338
IHS Markit, Ltd. (A)		1,939,591	90,850,442
Prudential PLC		4,197,491	98,532,520
Reckitt Benckiser Group PLC		1,207,454	114,500,421
Spectris PLC		1,123,156	33,654,040
UBM PLC		2,928,758	25,133,717
Unilever NV		3,608,195	214,810,751
United States 2.7%			183,503,214
Allergan PLC		373,455	85,700,453
Amdocs, Ltd.		436,080	28,253,623
Broadcom, Ltd.		275,912	69,549,138
	Yield (%)	Shares	Value
Securities lending collateral 0.3%			$16,754,635
(Cost $16,754,161)
John Hancock Collateral Trust (C)	1.2169(D)	1,674,459	16,754,635
		Par value^	Value
Short-term investments 1.4%			$96,800,000
(Cost $96,800,000)
Repurchase agreement 1.4%			96,800,000
Repurchase Agreement with Bank of America dated 8-31-17 at
1.060% to be repurchased at $57,301,687 on 9-1-17,
collateralized by $21,661,361 Federal Home Loan Mortgage
Corp., 2.927% due 7-1-47 (valued at $22,289,273, including
interest) and $34,962,171 Federal National Mortgage
Association, 2.995% due 8-1-47 (valued at $36,156,728,
including interest)		57,300,000	57,300,000
Repurchase Agreement with Societe Generale dated 8-31-17 at
1.080% to be repurchased at $39,501,185 on 9-1-17,
collateralized by $3,242,144 Federal Home Loan Mortgage
Corp., 3.297%-5.968% due 1-1-20 to 1-1-35 (valued at
$3,384,948, including interest), $129 Federal National
Mortgage Association, 2.483%-4.818% due 11-1-17 to
5-1-18 (valued at $130, including interest), $500 U.S. Treasury
Bills, 0.000% due 11-9-17 (valued at $499, including
interest), $9,220,900 U.S. Treasury Bonds, 3.000%-3.625%
due 2-15-44 to 2-15-47 (valued at $9,704,088, including
interest) and $26,982,800 U.S. Treasury Notes,
1.375%-1.500% due 10-31-19 to 12-15-19 (valued at
$27,200,369, including interest)		39,500,000	39,500,000
Total investments (Cost $5,639,994,643) 99.9%			$6,669,744,151
Other assets and liabilities, net 0.1%			9,168,713
Total net assets 100.0%			$6,678,912,864

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

ADR	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND 14

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 8-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-17.

At 8-31-17, the aggregate cost of investments for federal income tax purposes was $5,648,959,920. Net unrealized appreciation aggregated to $1,020,784,231, of which $1,043,291,784 related to gross unrealized appreciation and $22,507,553 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND 15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $5,623,240,482) including $16,043,056 of securities loaned	$6,652,989,516
Affiliated investments, at value (Cost $16,754,161)	16,754,635
Cash	12,348
Foreign currency, at value (Cost $7,672,102)	7,675,364
Receivable for investments sold	37,217,406
Receivable for fund shares sold	99,275,330
Dividends and interest receivable	11,978,315
Receivable for securities lending income	19,289
Other receivables and prepaid expenses	270,574
Total assets	6,826,192,777
Liabilities
Payable for investments purchased	123,736,325
Payable for fund shares repurchased	5,677,309
Payable upon return of securities loaned	16,754,181
Payable to affiliates
Accounting and legal services fees	161,121
Transfer agent fees	467,879
Distribution and service fees	4,262
Trustees' fees	1,730
Other liabilities and accrued expenses	477,106
Total liabilities	147,279,913
Net assets	$6,678,912,864
Net assets consist of
Paid-in capital	$5,710,427,742
Undistributed net investment income	40,446,289
Accumulated net realized gain (loss) on investments and foreign currency transactions	(101,857,201)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,029,896,034
Net assets	$6,678,912,864

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($635,849,550 ÷ 24,406,194 shares)[1]	$26.05
Class B ($1,632,404 ÷ 63,572 shares)[1]	$25.68
Class C ($225,045,461 ÷ 8,783,010 shares)[1]	$25.62
Class I ($4,502,891,708 ÷ 172,302,275 shares)	$26.13
Class R2 ($15,638,676 ÷ 599,979 shares)	$26.07
Class R4 ($6,351,046 ÷ 243,232 shares)	$26.11
Class R6 ($57,437,196 ÷ 2,195,629 shares)	$26.16
Class 1 ($70,083,839 ÷ 2,682,235 shares)	$26.13
Class NAV ($1,163,982,984 ÷ 44,543,098 shares)	$26.13
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$27.42

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       17

STATEMENT OF OPERATIONS   For the six months ended 8-31-17 (unaudited)

Investment income
Dividends	$73,752,727
Interest	635,049
Securities lending	556,590
Less foreign taxes withheld	(6,629,958)
Total investment income	68,314,408
Expenses
Investment management fees	21,101,569
Distribution and service fees	1,779,424
Accounting and legal services fees	416,590
Transfer agent fees	2,201,011
Trustees' fees	27,221
State registration fees	135,357
Printing and postage	116,719
Professional fees	79,180
Custodian fees	732,358
Other	29,179
Total expenses	26,618,608
Less expense reductions	(212,370)
Net expenses	26,406,238
Net investment income	41,908,170
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	136,691,583
Affiliated investments	(3,502)
136,688,081
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	741,373,437
Affiliated investments	(1,899)
741,371,538
Net realized and unrealized gain	878,059,619
Increase in net assets from operations	$919,967,789

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 8-31-17	Year ended 2-28-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$41,908,170	$23,250,804
Net realized gain (loss)	136,688,081	(148,412,441)
Change in net unrealized appreciation (depreciation)	741,371,538	353,314,086
Increase in net assets resulting from operations	919,967,789	228,152,449
Distributions to shareholders
From net investment income
Class A	—	(4,015,960)
Class I	—	(16,927,587)
Class R2	—	(51,219)
Class R4	—	(21,812)
Class R6	—	(402,651)
Class 1	—	(457,163)
Class NAV	—	(2,999,617)
Total distributions	—	(24,876,009)
From fund share transactions	1,857,204,686	1,668,056,731
Total increase	2,777,172,475	1,871,333,171
Net assets
Beginning of period	3,901,740,389	2,030,407,218
End of period	$6,678,912,864	$3,901,740,389
Undistributed (accumulated distributions in excess of) net investment income	$40,446,289	($1,461,881)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       19

Financial highlights

Class A Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$21.69		$19.90	$21.64	$24.60	$21.28	$19.98
Net investment income[2]	0.17		0.17	0.10	0.24	0.25	0.23
Net realized and unrealized gain (loss) on investments	4.19		1.75	(1.81)	0.83	3.94	2.65
Total from investment operations	4.36		1.92	(1.71)	1.07	4.19	2.88
Less distributions
From net investment income	—		(0.13)	(0.03)	(0.47)	(0.15)	(0.42)
From net realized gain	—		—	—	(3.56)	(0.72)	(1.16)
Total distributions	—		(0.13)	(0.03)	(4.03)	(0.87)	(1.58)
Net asset value, end of period	$26.05		$21.69	$19.90	$21.64	$24.60	$21.28
Total return (%)[3,4]	20.10	[5]	9.62	(7.86)	5.91	19.95	14.82
Ratios and supplemental data
Net assets, end of period (in millions)	$636		$427	$615	$140	$130	$73
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[6]	1.32	1.38	1.53	1.56	1.68
Expenses including reductions	1.28	[6]	1.32	1.37	1.52	1.55	1.60
Net investment income	1.36	[6,7]	0.79	0.48	1.02	1.09	1.13
Portfolio turnover (%)	42		94	82	204	42	61

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       20

Class B Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$21.45		$19.70	$21.55	$24.50	$21.22	$19.94
Net investment income[2]	0.09		0.04	0.02	— [3]	0.10	0.10
Net realized and unrealized gain (loss) on investments	4.14		1.71	(1.87)	0.88	3.90	2.62
Total from investment operations	4.23		1.75	(1.85)	0.88	4.00	2.72
Less distributions
From net investment income	—		—	—	(0.27)	—	(0.28)
From net realized gain	—		—	—	(3.56)	(0.72)	(1.16)
Total distributions	—		—	—	(3.83)	(0.72)	(1.44)
Net asset value, end of period	$25.68		$21.45	$19.70	$21.55	$24.50	$21.22
Total return (%)[4,5]	19.72	[6]	8.88	(8.58)	5.07	19.07	14.00
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	$2	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	[7]	2.03	2.32	3.18	3.29	3.92
Expenses including reductions	1.98	[7]	2.02	2.12	2.34	2.30	2.30
Net investment income	0.77	[7,8]	0.19	0.07	— [9]	0.46	0.47
Portfolio turnover (%)	42		94	82	204	42	61

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.
9	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       21

Class C Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$21.40		$19.66	$21.49	$24.45	$21.18	$19.91
Net investment income (loss)[2]	0.08		0.01	(0.07)	(0.03)	0.07	0.10
Net realized and unrealized gain (loss) on investments	4.14		1.73	(1.76)	0.92	3.92	2.61
Total from investment operations	4.22		1.74	(1.83)	0.89	3.99	2.71
Less distributions
From net investment income	—		—	—	(0.29)	—	(0.28)
From net realized gain	—		—	—	(3.56)	(0.72)	(1.16)
Total distributions	—		—	—	(3.85)	(0.72)	(1.44)
Net asset value, end of period	$25.62		$21.40	$19.66	$21.49	$24.45	$21.18
Total return (%)[3,4]	19.72	[5]	8.85	(8.52)	5.11	19.05	13.97
Ratios and supplemental data
Net assets, end of period (in millions)	$225		$145	$113	$13	$7	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	[6]	2.03	2.08	2.40	2.62	3.32
Expenses including reductions	1.98	[6]	2.02	2.07	2.30	2.30	2.30
Net investment income (loss)	0.66	[6,7]	0.03	(0.33)	(0.11)	0.32	0.48
Portfolio turnover (%)	42		94	82	204	42	61

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       22

Class I Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$21.72		$19.94	$21.67	$24.62	$21.31	$20.01
Net investment income[2]	0.20		0.20	0.16	0.35	0.31	0.43
Net realized and unrealized gain (loss) on investments	4.21		1.77	(1.80)	0.81	3.95	2.53
Total from investment operations	4.41		1.97	(1.64)	1.16	4.26	2.96
Less distributions
From net investment income	—		(0.19)	(0.09)	(0.55)	(0.23)	(0.50)
From net realized gain	—		—	—	(3.56)	(0.72)	(1.16)
Total distributions	—		(0.19)	(0.09)	(4.11)	(0.95)	(1.66)
Net asset value, end of period	$26.13		$21.72	$19.94	$21.67	$24.62	$21.31
Total return (%)[3]	20.30	[4]	9.96	(7.59)	6.33	20.31	15.23
Ratios and supplemental data
Net assets, end of period (in millions)	$4,503		$2,380	$1,168	$152	$290	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	[5]	1.02	1.06	1.19	1.21	1.27
Expenses including reductions	0.97	[5]	1.01	1.06	1.18	1.21	1.25
Net investment income	1.64	[5,6]	0.94	0.73	1.46	1.33	2.09
Portfolio turnover (%)	42		94	82	204	42	61

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       23

Class R2 Shares Period ended	8-31-17[1]		2-28-17	2-29-16[2]
Per share operating performance
Net asset value, beginning of period	$21.71		$19.92	$21.46
Net investment income (loss)[3]	0.16		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	4.20		1.91	(1.56)
Total from investment operations	4.36		1.89	(1.54)
Less distributions
From net investment income	—		(0.10)	—
Total distributions	—		(0.10)	—
Net asset value, end of period	$26.07		$21.71	$19.92
Total return (%)[4]	20.08	[5]	9.54	(7.18	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$12	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	[6]	1.42	1.90	[6]
Expenses including reductions	1.37	[6]	1.42	1.52	[6]
Net investment income (loss)	1.34	[6,7]	(0.08)	0.11	[6]
Portfolio turnover (%)	42		94	82	[8]

1	Six months ended 8-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.
8	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       24

Class R4 Shares Period ended	8-31-17[1]		2-28-17	2-29-16[2]
Per share operating performance
Net asset value, beginning of period	$21.72		$19.94	$21.46
Net investment income[3]	0.20		0.19	0.05
Net realized and unrealized gain (loss) on investments	4.19		1.75	(1.54)
Total from investment operations	4.39		1.94	(1.49)
Less distributions
From net investment income	—		(0.16)	(0.03)
Total distributions	—		(0.16)	(0.03)
Net asset value, end of period	$26.11		$21.72	$19.94
Total return (%)[4]	20.21	[5]	9.81	(6.95	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[6]	1.25	1.66	[6]
Expenses including reductions	1.12	[6]	1.14	1.24	[6]
Net investment income	1.64	[6,7]	0.88	0.24	[6]
Portfolio turnover (%)	42		94	82	[8]

1	Six months ended 8-31-17. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.
8	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       25

Class R6 Shares Period ended	8-31-17[1]		2-28-17	2-29-16[2]
Per share operating performance
Net asset value, beginning of period	$21.73		$19.95	$21.46
Net investment income[3]	0.22		0.20	0.12
Net realized and unrealized gain (loss) on investments	4.21		1.79	(1.53)
Total from investment operations	4.43		1.99	(1.41)
Less distributions
From net investment income	—		(0.21)	(0.10)
Total distributions	—		(0.21)	(0.10)
Net asset value, end of period	$26.16		$21.73	$19.95
Total return (%)[4]	20.39	[5]	10.08	(6.59	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$57		$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	[6]	0.93	1.37	[6]
Expenses including reductions	0.87	[6]	0.90	0.95	[6]
Net investment income	1.75	[6,7]	0.95	0.60	[6]
Portfolio turnover (%)	42		94	82	[8]

1	Six months ended 8-31-17. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.
8	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       26

Class 1 Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$21.71		$19.93	$21.65	$24.61	$21.30	$20.00
Net investment income[2]	0.21		0.23	0.23	0.28	0.37	0.34
Net realized and unrealized gain (loss) on investments	4.21		1.76	(1.84)	0.90	3.92	2.63
Total from investment operations	4.42		1.99	(1.61)	1.18	4.29	2.97
Less distributions
From net investment income	—		(0.21)	(0.11)	(0.58)	(0.26)	(0.51)
From net realized gain	—		—	—	(3.56)	(0.72)	(1.16)
Total distributions	—		(0.21)	(0.11)	(4.14)	(0.98)	(1.67)
Net asset value, end of period	$26.13		$21.71	$19.93	$21.65	$24.61	$21.30
Total return (%)[3]	20.36	[4]	10.04	(7.49)	6.39	20.43	15.29
Ratios and supplemental data
Net assets, end of period (in millions)	$70		$50	$39	$20	$16	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	[5]	0.95	1.00	1.10	1.12	1.19
Expenses including reductions	0.91	[5]	0.94	0.99	1.09	1.12	1.15
Net investment income	1.75	[5,6]	1.09	1.06	1.18	1.59	1.68
Portfolio turnover (%)	42		94	82	204	42	61

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       27

Class NAV Shares Period ended	8-31-17[1]		2-28-17	2-29-16[2]
Per share operating performance
Net asset value, beginning of period	$21.71		$19.93	$22.66
Net investment income[3]	0.23		0.19	0.11
Net realized and unrealized gain (loss) on investments	4.19		1.81	(2.72)
Total from investment operations	4.42		2.00	(2.61)
Less distributions
From net investment income	—		(0.22)	(0.12)
Total distributions	—		(0.22)	(0.12)
Net asset value, end of period	$26.13		$21.71	$19.93
Total return (%)[4]	20.36	[5]	10.10	(11.57	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,164		$864	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[6]	0.91	0.94	[6]
Expenses including reductions	0.86	[6]	0.90	0.93	[6]
Net investment income	1.88	[6,7]	0.91	0.69	[6]
Portfolio turnover (%)	42		94	82	[8]

1	Six months ended 8-31-17. Unaudited.
2	The inception date for Class NAV shares is 6-2-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities held in the portfolio.
8	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

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includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$276,728,667	—	$276,728,667	—
Austria	71,437,688	—	71,437,688	—
Canada	128,897,554	$128,897,554	—	—
China	1,071,674,762	597,494,514	474,180,248	—
Denmark	160,352,496	—	160,352,496	—
France	699,844,276	—	699,844,276	—
Germany	83,332,461	—	83,332,461	—
Hong Kong	70,214,714	70,214,714	—	—
India	392,713,900	—	392,713,900	—
Indonesia	167,778,526	—	167,778,526	—
Ireland	99,376,130	99,376,130	—	—
Japan	546,300,807	—	546,300,807	—
Netherlands	271,118,920	—	271,118,920	—
Norway	65,246,262	—	65,246,262	—
Singapore	76,950,983	—	76,950,983	—
South Korea	170,965,545	—	170,965,545	—
Spain	100,199,918	—	100,199,918	—
Switzerland	535,929,135	—	535,929,135	—
Taiwan	368,373,657	—	368,373,657	—
United Kingdom	1,015,249,901	157,819,383	857,430,518	—
United States	183,503,214	183,503,214	—	—
Securities lending collateral	16,754,635	16,754,635	—	—
Short-term investments	96,800,000	—	96,800,000	—
Total investments in securities	$6,669,744,151	$1,254,060,144	$5,415,684,007	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out

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all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $16,043,056 and received $16,754,181 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian

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agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended August 31, 2017, were $7,517.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of February 28, 2017, the fund has a short-term capital loss carryforward of $205,495,812 and a long-term capital loss carryforward of $24,084,193 available to offset future net realized capital gains. These carryforwards do not expire.

As of February 28, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       32

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement); (b) 0.850% of the next $500 million of the fund's aggregate average daily net assets, and (c) 0.800% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.35%, 2.05%, 2.05%, 1.05%, 1.45%, and 1.20% of average net assets for Class A, Class B, Class C, Class I, Class R2, and Class R4, respectively. The current expense limitation agreement will remain in effect through June 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis.

The expense reductions described above amounted to the following for the six months ended August 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$21,412	Class R4	$234
Class B	65	Class R6	3,823
Class C	7,267	Class 1	2,413
Class I	137,029	Class NAV	36,647
Class R2	552	Total	$209,442

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended August 31, 2017, were equivalent to a net annual effective rate of 0.81% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $2,928 for Class R4 shares for the six months ended August 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,842,275 for the six months ended August 31, 2017. Of this amount, $308,253 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,532,216 was paid as sales commissions to broker-dealers and $1,806 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended August 31, 2017, CDSCs received by the Distributor amounted to $4,372, $332 and $15,696 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$803,471	$310,481
Class B	8,149	945
Class C	908,311	105,220
Class I	—	1,780,051
Class R2	34,428	945
Class R4	9,961	400
Class R6	—	2,969

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Class	Distribution and service fees	Transfer agent fees
Class 1	$15,104	—
Total	$1,779,424	$2,201,011

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended August 31, 2017 and for the year ended February 28, 2017 were as follows:

		Six months ended 8-31-17		Year ended 2-28-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,717,643	$210,557,752	16,001,157	$339,897,058
Distributions reinvested	—	—	196,175	3,966,659
Repurchased	(3,986,766)	(95,734,661)	(27,443,668)	(587,270,568)
Net increase (decrease)	4,730,877	$114,823,091	(11,246,336)	($243,406,851)
Class B shares
Sold	7,750	$175,846	6,462	$132,615
Repurchased	(14,503)	(343,002)	(37,113)	(782,533)
Net decrease	(6,753)	($167,156)	(30,651)	($649,918)
Class C shares
Sold	2,927,663	$70,394,621	3,157,986	$66,136,615
Repurchased	(923,545)	(21,848,657)	(2,147,869)	(44,798,519)
Net increase	2,004,118	$48,545,964	1,010,117	$21,338,096
Class I shares
Sold	74,789,549	$1,813,165,931	90,657,790	$1,938,510,713
Distributions reinvested	—	—	704,235	14,253,717
Repurchased	(12,059,133)	(291,591,937)	(40,391,991)	(855,244,453)
Net increase	62,730,416	$1,521,573,994	50,970,034	$1,097,519,977
Class R2 shares
Sold	123,794	$3,010,509	562,895	$12,363,392
Distributions reinvested	—	—	2,087	42,253
Repurchased	(76,493)	(1,875,265)	(76,255)	(1,618,262)
Net increase	47,301	$1,135,244	488,727	$10,787,383
Class R4 shares
Sold	110,127	$2,573,704	121,641	$2,513,391
Distributions reinvested	—	—	1,077	21,812
Repurchased	(88,085)	(2,108,637)	(39,004)	(826,106)
Net increase	22,042	$465,067	83,714	$1,709,097
Class R6 shares
Sold	1,506,614	$34,953,552	2,241,015	$47,393,271
Distributions reinvested	—	—	19,894	402,651
Repurchased	(141,283)	(3,441,925)	(1,553,248)	(33,698,306)
Net increase	1,365,331	$31,511,627	707,661	$14,097,616

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		Six months ended 8-31-17		Year ended 2-28-17
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	521,879	$12,616,211	677,086	$14,407,914
Distributions reinvested	—	—	22,598	457,163
Repurchased	(138,941)	(3,323,363)	(345,698)	(7,385,847)
Net increase	382,938	$9,292,848	353,986	$7,479,230
Class NAV shares
Sold	9,924,726	$254,429,436	36,007,828	$770,657,902
Distributions reinvested	—	—	148,349	2,999,617
Repurchased	(5,177,127)	(124,405,429)	(672,404)	(14,475,418)
Net increase	4,747,599	$130,024,007	35,483,773	$759,182,101
Total net increase	76,023,869	$1,857,204,686	77,821,025	$1,668,056,731

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $3,984,349,894 and $2,115,828,434, respectively, for the six months ended August 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 15.9% of the fund's net assets. At August 31, 2017, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock International Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       37

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       38

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark for the one-year period, and outperformed its benchmark for the three- and five-year periods ended December 31, 2016. The Board also noted that the fund underperformed the peer group average for the one-year period, and outperformed the peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark and peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       39

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       40

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       41

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Broadridge peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank. N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399098	87SA 8/17 10/17

John Hancock

Global Shareholder Yield Fund

Semiannual report 8/31/17

A message to shareholders

Dear shareholder,

Global equity markets generally delivered solid gains, supported by rising economic activity, stronger corporate earnings, and low levels of inflation. Monetary policy remains accommodative in many parts of the world as central banks strive to help nurture the economic growth that has begun to materialize. Non-U.S. markets recently reversed a multi-year bout of underperformance and have begun to outpace those in the United States as growth strengthens around the world, particularly during the last six months.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

In addition, we recently learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. Morningstar evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how effective we are as stewards of investor capital. We're proud to have been recognized by Morningstar for our efforts and we're committed to continue our work of furthering the interests of our shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/17 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global equity markets moved higher

Improving global economic conditions provided a favorable backdrop for global stock markets to advance during the six-month period.

The fund trailed its benchmark index

The fund generated a positive return, but underperformed its benchmark, the MSCI World Index.

Sector allocation detracted

An underweight position in the information technology sector weighed on fund performance.

SECTOR COMPOSITION AS OF 8/31/17 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Eric L. Sappenfield, Epoch Investment Partners, Inc.

Eric L. Sappenfield
Portfolio Manager
Epoch Investment Partners, Inc.

Can you discuss the global equity market environment during the six months ended August 31, 2017?

Global stock markets rallied, thanks to improving economic growth in many regions of the world. In Europe, signs of an emerging economic recovery led the European Central Bank to consider scaling back some of its economic stimulus measures. In addition, presidential elections in the Netherlands and France, in which centrist candidates won over antiestablishment populists, eased investor concerns about nationalist sentiment and its potential impact on the European Union.

Elsewhere, the Chinese economy stabilized after several years of decelerating growth, providing a catalyst for improving economic growth across Asia. In the United States, corporate earnings strengthened despite mixed economic data and two interest-rate increases by the U.S. Federal Reserve (Fed). The Fed also announced a plan to reduce the amount of U.S. Treasury and mortgage-backed securities on its balance sheet.

For the six-month period, the fund's benchmark, the MSCI World Index, returned 8.16%. On a regional basis, Europe generated the best returns among developed markets, while equity markets in the U.S. posted more modest gains. Emerging markets outperformed as improving global economic growth led to increased exports, the engine driving many emerging economies.

In this environment, how did the fund perform?

The fund trailed the performance of its benchmark. Sector allocation, which is driven by our fundamental bottom-up investment process, was the primary reason for the underperformance. Despite trailing, the fund posted a gain, capturing returns from cash dividends generated by a diversified portfolio of high-quality companies, while also benefiting from share buybacks and debt reduction efforts.

As global economic conditions improved, investors favored more cyclical segments of the market, but stocks in these sectors tend to lack the shareholder yield characteristics that we seek in our investments. The fund held underweight positions in cyclical sectors that outperformed during the period, including information technology and materials. Overweight positions in more defensive sectors of the market, such as telecommunication services, also detracted from relative results.

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"On a regional basis, Europe generated the best returns among developed markets, while equity markets in the U.S. posted more modest gains."

On the positive side, security selection aided fund performance compared with the benchmark, particularly among energy, financials, and telecommunication services stocks.

What holdings detracted from fund performance?

The fund's holdings in the tobacco industry weighed on relative results, particularly Altria Group, Inc. and Imperial Brands PLC. During the period, the U.S. Food and Drug Administration announced a proposal to reduce nicotine levels in cigarettes, which put downward pressure on the shares of many tobacco companies. Altria continues to return cash to shareholders in the form of dividends and share buybacks, while Imperial Brands is focused on strengthening its brands and reducing debt. Both stocks remain in the portfolio.

Regal Entertainment Group, the largest theater chain in the U.S. with over 7,000 screens, was another notable detractor during the period. A weak summer at the box office weighed on the stock, as well as the possibility of a shorter theatrical window before movies are released for home viewing. The company continues to return cash through its steady, attractive dividend and recently announced a share repurchase program.

Australian telecom company Telstra Corp., Ltd. was also a meaningful detractor from relative performance. Shares fell after a competitor purchased wireless spectrum and announced its intention to invest in building out a fourth wireless network in the country. In our view, this development would create increased competitive challenges and put Telstra's dividend at risk, so

TOP 10 HOLDINGS AS OF 8/31/17 (%)

BCE, Inc.	1.9
Vodafone Group PLC	1.8
PPL Corp.	1.8
Welltower, Inc.	1.8
Duke Energy Corp.	1.7
Verizon Communications, Inc.	1.7
Terna Rete Elettrica Nazionale SpA	1.6
Muenchener Rueckversicherungs-Gesellschaft AG	1.6
Imperial Brands PLC	1.6
TOTAL SA	1.6
TOTAL	17.1
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       5

we exited the fund's position in the stock. Telstra subsequently announced it would be reducing its dividend in 2018.
"Security selection aided fund performance compared with the benchmark, particularly among energy, financials, and telecommunication services stocks."

TOP 10 COUNTRIES AS OF 8/31/17 (%)

United States	43.8
United Kingdom	14.0
Germany	8.2
France	7.6
Canada	5.3
Switzerland	4.3
Italy	2.7
Australia	2.3
Norway	2.0
Spain	1.8
TOTAL	92.0
As a percentage of net assets.
Cash and cash equivalents are not included.

What holdings aided fund performance?

The fund's top contributor during the period was Terna Rete Elettrica Nazionale SpA, a utility company in Italy that owns and operates the country's electricity transmission network. The company reported better-than-expected results for the first half of 2017 as Terna continued to generate strong cash flow from its regulated utility operations. The stock offers an attractive and growing dividend, supported by the rate growth resulting from transmission network upgrades in Italy.

German financial services provider Allianz SE was also among the leading performance contributors. Allianz benefited from favorable reported earnings and signs of a strengthening economic backdrop in Europe. The company has a transparent capital allocation policy and is executing on its share repurchase program. Furthermore, Allianz pays an attractive and growing dividend that is well supported by earnings and a strong regulatory capital position.

Top contributors included two companies in the telecommunication services sector, Canadian telecom provider Rogers Communications, Inc. and British multinational telecom provider Vodafone Group PLC. Rogers outperformed based on strong earnings and a new CEO, who is emphasizing customer service and incremental adjustments that should support free cash flow growth.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       6

Vodafone reported healthy earnings across many of its markets in Europe, Asia, and Africa, and the company recently raised its dividend.

The best contributor to relative performance among the fund's U.S. holdings was fast-food restaurant chain McDonald's Corp. The company has been investing in a series of initiatives to improve the customer experience, including digital engagement, delivery, and changes to food sourcing and preparation. These initiatives have begun to pay off for the company. In addition, McDonald's continues to return cash to shareholders through dividends and share buybacks.

What changes did you make to the portfolio during the reporting period?

In addition to Telstra, we also sold semiconductor producer Microchip Technology, Inc. Tobacco producer Reynolds American, Inc. was also removed from the portfolio when the company's merger with British American Tobacco PLC was finalized. We added four new holdings to the portfolio during the period—Spanish electric utility Red Electrica Corp. SA, U.S. self-storage real estate investment trust Public Storage, U.S. semiconductor manufacturer Intel Corp., and U.S. electric utility American Electric Power Company, Inc.

These changes reflect our effort to improve the fund's shareholder yield while remaining invested in companies that deliver proven free cash flow growth and have a disciplined approach to allocating cash for the benefit of shareholders.

Can you tell us about an upcoming change to the fund's management?

Effective October 31, 2017, I will no longer manage the fund. The fund will continue to be managed by the rest of the team.

MANAGED BY

Eric L. Sappenfield On the fund since inception Investing since 1986
William W. Priest, CFA On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Eric L. Sappenfield, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2017

Average annual total returns (%) with maximum sales charge						Cumulative total returns (%) with maximum sales charge					SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	Since inception		6-month	5-year	10-year	Since inception		as of 8-31-17	as of 8-31-17
Class A	4.27	7.34	4.63	—		1.37	42.51	57.27	—		2.48	2.30
Class B	4.00	7.34	4.42	—		1.34	42.48	54.04	—		1.87	1.73
Class C	7.99	7.69	4.44	—		5.34	44.82	54.40	—		1.87	1.73
Class I2	10.16	8.80	5.58	—		6.93	52.43	72.18	—		2.86	2.73
Class R2[2,3]	9.72	8.32	5.11	—		6.72	49.15	64.57	—		2.47	2.46
Class R6[2,3]	10.19	8.88	5.44	—		6.89	53.04	69.83	—		2.96	2.83
Class NAV[2]	10.18	8.92	—	6.64	[4]	6.89	53.29	—	82.28	[4]	2.96	2.83
Index†	16.84	11.73	5.07	—		8.16	74.10	63.92	—		—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.29	1.99	1.99	0.97	1.38	0.88	0.86
Net (%)	1.09	1.84	1.84	0.84	1.24	0.74	0.86

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B5	9-1-07	15,404	15,404	16,392
Class C5	9-1-07	15,440	15,440	16,392
Class I2	9-1-07	17,218	17,218	16,392
Class R2[2,3]	9-1-07	16,457	16,457	16,392
Class R6[2,3]	9-1-07	16,983	16,983	16,392
Class NAV[2]	4-28-08	18,228	18,228	16,644

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2 and Class R6 shares were first offered 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have not been adjusted for expenses; otherwise, returns would vary.
4	From 4-28-08.
5	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2017, with the same investment held until August 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2017	Ending value on 8-31-2017	Expenses paid during period ended 8-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,067.30	$5.68	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.55	1.09%
Class B	Actual expenses/actual returns	1,000.00	1,063.40	9.57	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.90	9.35	1.84%
Class C	Actual expenses/actual returns	1,000.00	1,063.40	9.57	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.90	9.35	1.84%
Class I	Actual expenses/actual returns	1,000.00	1,069.30	4.38	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	4.28	0.84%
Class R2	Actual expenses/actual returns	1,000.00	1,067.20	6.46	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.31	1.24%
Class R6	Actual expenses/actual returns	1,000.00	1,068.90	3.86	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,068.90	3.86	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       11

Fund’s investments

AS OF 8-31-17 (unaudited)
	Shares	Value
Common stocks 96.2%		$2,318,583,453
(Cost $1,936,692,079)
Australia 2.3%		55,154,965
Commonwealth Bank of Australia (A)	287,154	17,348,205
Sonic Healthcare, Ltd.	807,990	14,071,762
Westpac Banking Corp. (A)	953,689	23,734,998
Canada 5.3%		126,533,230
Agrium, Inc.	140,950	13,818,738
BCE, Inc.	976,101	46,462,017
Rogers Communications, Inc., Class B	611,085	31,901,206
Royal Bank of Canada (A)	234,570	17,409,367
TELUS Corp. (A)	467,954	16,941,902
France 7.6%		183,421,300
AXA SA	1,010,823	29,308,317
Cie Generale des Etablissements Michelin	162,005	22,098,854
Sanofi	214,485	20,912,323
SCOR SE	444,720	18,617,448
TOTAL SA	722,279	37,477,074
Unibail-Rodamco SE (Amsterdam Stock Exchange)	138,341	35,191,249
Vinci SA	215,370	19,816,035
Germany 8.2%		197,027,331
Allianz SE	140,967	30,212,883
BASF SE	273,983	26,575,590
Daimler AG	357,175	26,063,702
Deutsche Post AG	682,021	28,321,172
Deutsche Telekom AG	1,698,379	30,715,031
Muenchener Rueckversicherungs-Gesellschaft AG	186,510	38,521,390
Siemens AG	126,940	16,617,563
Italy 2.7%		65,287,331
Snam SpA	5,448,699	26,547,094
Terna Rete Elettrica Nazionale SpA	6,556,110	38,740,237
Netherlands 1.5%		36,664,406
Royal Dutch Shell PLC, ADR, Class A	664,451	36,664,406
Norway 2.0%		47,406,742
Orkla ASA	2,119,430	21,761,381
Statoil ASA	1,355,185	25,645,361
Singapore 1.1%		27,109,163
Singapore Exchange, Ltd.	2,304,151	12,754,774
Singapore Telecommunications, Ltd.	5,252,583	14,354,389

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND 12

	Shares	Value
Spain 1.8%		$43,102,648
Gas Natural SDG SA	745,170	18,130,442
Red Electrica Corp. SA	1,110,857	24,972,206
Sweden 0.8%		20,454,381
Svenska Handelsbanken AB, A Shares	1,366,420	20,454,381
Switzerland 4.3%		104,810,103
Nestle SA	293,253	24,860,801
Novartis AG	296,449	24,992,772
Roche Holding AG	99,806	25,357,789
Swisscom AG (A)	58,643	29,598,741
Taiwan 0.8%		19,191,940
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	519,122	19,191,940
United Kingdom 14.0%		336,882,866
AstraZeneca PLC, ADR	917,480	27,368,428
BAE Systems PLC	3,648,770	28,673,511
British American Tobacco PLC	505,966	31,564,568
British American Tobacco PLC, ADR	242,862	15,086,587
Diageo PLC	576,900	19,296,038
GlaxoSmithKline PLC	1,510,110	29,960,048
Imperial Brands PLC	923,627	38,208,831
National Grid PLC	2,669,172	33,641,712
Sky PLC	1,947,856	24,090,064
SSE PLC	1,016,335	18,731,569
Unilever PLC	456,995	26,663,052
Vodafone Group PLC	15,235,205	43,598,458
United States 43.8%		1,055,537,047
AbbVie, Inc.	377,330	28,412,949
Altria Group, Inc.	531,425	33,692,345
Ameren Corp.	539,285	32,351,707
American Electric Power Company, Inc.	182,985	13,473,186
Arthur J. Gallagher & Company	249,480	14,444,892
AT&T, Inc.	983,975	36,859,700
Automatic Data Processing, Inc.	130,429	13,886,776
BlackRock, Inc.	39,405	16,511,089
CenturyLink, Inc. (A)	519,975	10,253,907
Cisco Systems, Inc.	757,293	24,392,408
CME Group, Inc.	103,290	12,993,882
Dominion Energy, Inc.	295,932	23,310,564
Duke Energy Corp.	468,355	40,887,392
Eaton Corp. PLC	261,800	18,786,768
Emerson Electric Company	295,920	17,471,117
Entergy Corp.	342,330	27,102,266
Enterprise Products Partners LP (A)	900,812	23,484,169
Exxon Mobil Corp.	318,680	24,324,844

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND 13

		Shares	Value
United States (continued)
Intel Corp.		397,494	$13,940,115
Iron Mountain, Inc.		674,115	26,573,613
Johnson & Johnson		129,585	17,153,166
Kimberly-Clark Corp.		178,590	22,018,361
Lockheed Martin Corp.		54,264	16,571,683
McDonald’s Corp.		156,693	25,066,179
Merck & Company, Inc.		288,060	18,395,512
Microsoft Corp.		185,577	13,875,592
Occidental Petroleum Corp.		404,405	24,142,979
People’s United Financial, Inc.		841,287	14,049,493
PepsiCo, Inc.		133,980	15,505,505
Pfizer, Inc.		901,731	30,586,716
Philip Morris International, Inc.		298,519	34,905,827
PPL Corp.		1,082,920	42,493,781
Public Storage		68,240	14,012,402
QUALCOMM, Inc.		562,020	29,376,785
Regal Entertainment Group, Class A (A)		794,930	11,741,116
Texas Instruments, Inc.		253,342	20,981,784
The Coca-Cola Company		297,620	13,556,591
The Dow Chemical Company		483,250	32,208,613
The Procter & Gamble Company		201,395	18,582,717
The Southern Company		360,650	17,404,969
United Parcel Service, Inc., Class B		210,071	24,023,720
Verizon Communications, Inc.		836,905	40,146,333
Waste Management, Inc.		177,724	13,704,298
WEC Energy Group, Inc.		529,650	34,543,773
Wells Fargo & Company		296,819	15,158,546
Welltower, Inc.		576,030	42,176,917
	Yield (%)	Shares	Value
Securities lending collateral 2.0%			$48,533,594
(Cost $48,532,463)
John Hancock Collateral Trust (B)	1.2169(C)	4,850,449	48,533,594
Total investments (Cost $1,985,224,542) 98.2%			$2,367,117,047
Other assets and liabilities, net 1.8%			42,661,220
Total net assets 100.0%			$2,409,778,267

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 8-31-17.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(C)	The rate shown is the annualized seven-day yield as of 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND 14

At 8-31-17, the aggregate cost of investments for federal income tax purposes was $1,983,037,844. Net unrealized appreciation aggregated to $384,079,203, of which $431,701,574 related to gross unrealized appreciation and $47,622,371 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND 15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $1,936,692,079) including $46,607,966 of securities loaned	$2,318,583,453
Affiliated investments, at value (Cost $48,532,463)	48,533,594
Cash	79,436,879
Foreign currency, at value (Cost $97,797)	97,878
Receivable for fund shares sold	4,109,010
Dividends and interest receivable	11,893,615
Receivable for securities lending income	75,153
Receivable due from advisor	8,242
Other receivables and prepaid expenses	122,819
Total assets	2,462,860,643
Liabilities
Payable for fund shares repurchased	4,048,422
Payable upon return of securities loaned	48,553,410
Payable to affiliates
Accounting and legal services fees	64,099
Transfer agent fees	173,467
Distribution and service fees	165
Trustees' fees	869
Other liabilities and accrued expenses	241,944
Total liabilities	53,082,376
Net assets	$2,409,778,267
Net assets consist of
Paid-in capital	$2,062,192,208
Undistributed net investment income	11,180,012
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,622,109)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	382,028,156
Net assets	$2,409,778,267

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($379,870,178 ÷ 33,579,703 shares)[1]	$11.31
Class B ($9,340,965 ÷ 825,879 shares)[1]	$11.31
Class C ($119,792,464 ÷ 10,586,717 shares)[1]	$11.32
Class I ($1,367,305,740 ÷ 120,397,027 shares)	$11.36
Class R2 ($1,210,712 ÷ 106,612 shares)	$11.36
Class R6 ($1,130,810 ÷ 99,694 shares)	$11.34
Class NAV ($531,127,398 ÷ 46,794,017 shares)	$11.35
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$11.91

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       17

STATEMENT OF OPERATIONS   For the six months ended 8-31-17 (unaudited)

Investment income
Dividends	$61,598,326
Securities lending	671,981
Interest	198,549
Less foreign taxes withheld	(3,580,436)
Total investment income	58,888,420
Expenses
Investment management fees	9,557,419
Distribution and service fees	1,256,570
Accounting and legal services fees	194,175
Transfer agent fees	991,399
Trustees' fees	19,712
State registration fees	115,862
Printing and postage	99,101
Professional fees	82,938
Custodian fees	217,976
Other	20,104
Total expenses	12,555,256
Less expense reductions	(1,630,938)
Net expenses	10,924,318
Net investment income	47,964,102
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	56,977,916
Affiliated investments	(14,276)
56,963,640
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	51,240,813
Affiliated investments	(4,970)
51,235,843
Net realized and unrealized gain	108,199,483
Increase in net assets from operations	$156,163,585

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 8-31-17	Year ended 2-28-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$47,964,102	$61,460,505
Net realized gain	56,963,640	11,490,466
Change in net unrealized appreciation (depreciation)	51,235,843	186,838,768
Increase in net assets resulting from operations	156,163,585	259,789,739
Distributions to shareholders
From net investment income
Class A	(6,609,417)	(14,191,542)
Class B	(134,403)	(261,696)
Class C	(1,669,842)	(2,974,793)
Class I	(24,027,346)	(29,470,689)
Class R2	(18,629)	(27,249)
Class R6	(24,660)	(34,696)
Class NAV	(10,049,032)	(18,198,344)
Total distributions	(42,533,329)	(65,159,009)
From fund share transactions	(3,217,113)	(22,649,680)
Total increase	110,413,143	171,981,050
Net assets
Beginning of period	2,299,365,124	2,127,384,074
End of period	$2,409,778,267	$2,299,365,124
Undistributed net investment income	$11,180,012	$5,749,239

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       19

Financial highlights

Class A Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$10.78		$9.89	$11.78	$11.74	$10.46	$9.81
Net investment income[2]	0.22		0.27	0.33	0.36	0.45 [3]	0.29
Net realized and unrealized gain (loss) on investments	0.50		0.92	(1.42)	0.55	1.57	0.63
Total from investment operations	0.72		1.19	(1.09)	0.91	2.02	0.92
Less distributions
From net investment income	(0.19)		(0.30)	(0.32)	(0.44)	(0.31)	(0.27)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.19)		(0.30)	(0.80)	(0.87)	(0.74)	(0.27)
Net asset value, end of period	$11.31		$10.78	$9.89	$11.78	$11.74	$10.46
Total return (%)[4,5]	6.73	[6]	12.21	(9.38)	8.10	19.85	9.66
Ratios and supplemental data
Net assets, end of period (in millions)	$380		$381	$470	$580	$553	$276
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	[7]	1.29	1.29	1.33	1.34	1.43
Expenses including reductions	1.09	[7]	1.26	1.28	1.32	1.34	1.42
Net investment income	3.85	[7]	2.62	3.03	2.99	4.01 [3]	2.92
Portfolio turnover (%)	9		25	33	23	40	21

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       20

Class B Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$10.78		$9.89	$11.78	$11.74	$10.46	$9.81
Net investment income[2]	0.18		0.20	0.25	0.27	0.35 [3]	0.22
Net realized and unrealized gain (loss) on investments	0.50		0.92	(1.42)	0.55	1.58	0.64
Total from investment operations	0.68		1.12	(1.17)	0.82	1.93	0.86
Less distributions
From net investment income	(0.15)		(0.23)	(0.24)	(0.35)	(0.22)	(0.21)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.15)		(0.23)	(0.72)	(0.78)	(0.65)	(0.21)
Net asset value, end of period	$11.31		$10.78	$9.89	$11.78	$11.74	$10.46
Total return (%)[4,5]	6.34	[6]	11.42	(10.10)	7.26	18.95	8.90
Ratios and supplemental data
Net assets, end of period (in millions)	$9		$11	$12	$17	$17	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	[7]	1.99	2.02	2.10	2.15	2.29
Expenses including reductions	1.84	[7]	1.97	2.02	2.10	2.12	2.12
Net investment income	3.16	[7]	1.94	2.31	2.24	3.11 [3]	2.21
Portfolio turnover (%)	9		25	33	23	40	21

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       21

Class C Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$10.78		$9.90	$11.79	$11.74	$10.46	$9.81
Net investment income[2]	0.17		0.20	0.25	0.27	0.36 [3]	0.22
Net realized and unrealized gain (loss) on investments	0.52		0.91	(1.41)	0.56	1.58	0.64
Total from investment operations	0.69		1.11	(1.16)	0.83	1.94	0.86
Less distributions
From net investment income	(0.15)		(0.23)	(0.25)	(0.35)	(0.23)	(0.21)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.15)		(0.23)	(0.73)	(0.78)	(0.66)	(0.21)
Net asset value, end of period	$11.32		$10.78	$9.90	$11.79	$11.74	$10.46
Total return (%)[4,5]	6.34	[6]	11.41	(10.02)	7.42	18.97	8.90
Ratios and supplemental data
Net assets, end of period (in millions)	$120		$126	$133	$168	$127	$65
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	[7]	1.99	1.99	2.03	2.05	2.15
Expenses including reductions	1.84	[7]	1.97	1.98	2.02	2.05	2.12
Net investment income	3.11	[7]	1.92	2.33	2.24	3.22 [3]	2.22
Portfolio turnover (%)	9		25	33	23	40	21

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       22

Class I Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$10.82		$9.93	$11.83	$11.78	$10.49	$9.84
Net investment income[2]	0.23		0.31	0.37	0.39	0.47 [3]	0.31
Net realized and unrealized gain (loss) on investments	0.52		0.91	(1.43)	0.56	1.59	0.65
Total from investment operations	0.75		1.22	(1.06)	0.95	2.06	0.96
Less distributions
From net investment income	(0.21)		(0.33)	(0.36)	(0.47)	(0.34)	(0.31)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.21)		(0.33)	(0.84)	(0.90)	(0.77)	(0.31)
Net asset value, end of period	$11.36		$10.82	$9.93	$11.83	$11.78	$10.49
Total return (%)[4]	6.93	[5]	12.51	(9.13)	8.50	20.28	10.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1,367		$1,245	$957	$1,242	$893	$641
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	[6]	0.97	0.97	1.01	1.01	1.05
Expenses including reductions	0.84	[6]	0.95	0.97	1.00	1.01	1.03
Net investment income	4.08	[6]	2.91	3.37	3.24	4.19 [3]	3.10
Portfolio turnover (%)	9		25	33	23	40	21

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       23

Class R2 Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13[2]
Per share operating performance
Net asset value, beginning of period	$10.82		$9.93	$11.82	$11.78	$10.49	$9.84
Net investment income[3]	0.21		0.26	0.32	0.31	0.50 [4]	0.29
Net realized and unrealized gain (loss) on investments	0.51		0.92	(1.43)	0.58	1.52	0.63
Total from investment operations	0.72		1.18	(1.11)	0.89	2.02	0.92
Less distributions
From net investment income	(0.18)		(0.29)	(0.30)	(0.42)	(0.30)	(0.27)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.18)		(0.29)	(0.78)	(0.85)	(0.73)	(0.27)
Net asset value, end of period	$11.36		$10.82	$9.93	$11.82	$11.78	$10.49
Total return (%)[5]	6.72	[6]	12.04	(9.51)	7.93	19.78	9.58
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	$1	— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	[8]	1.36	1.86	3.22	8.52	19.42
Expenses including reductions	1.24	[8]	1.34	1.43	1.47	1.47	1.47
Net investment income	3.67	[8]	2.50	2.92	2.66	4.38 [4]	2.91
Portfolio turnover (%)	9		25	33	23	40	21

1	Six months ended 8-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       24

Class R6 Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14		2-28-13
Per share operating performance
Net asset value, beginning of period	$10.81		$9.92	$11.81	$11.77	$10.49		$9.84
Net investment income[2]	0.23		0.30	0.38	0.39	0.48	[3]	0.33
Net realized and unrealized gain (loss) on investments	0.51		0.93	(1.42)	0.57	1.58		0.64
Total from investment operations	0.74		1.23	(1.04)	0.96	2.06		0.97
Less distributions
From net investment income	(0.21)		(0.34)	(0.37)	(0.49)	(0.35)		(0.32)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)		—
Total distributions	(0.21)		(0.34)	(0.85)	(0.92)	(0.78)		(0.32)
Net asset value, end of period	$11.34		$10.81	$9.92	$11.81	$11.77		$10.49
Total return (%)[4]	6.89	[5]	12.66	(8.94)	8.56	20.29		10.12
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$2	$1	— [6]	—	[6]	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	[7]	0.87	1.45	6.51	10.30		10.38
Expenses including reductions	0.74	[7]	0.85	0.85	0.87	0.97		0.97
Net investment income	4.17	[7]	2.85	3.48	3.32	4.26	[3]	3.29
Portfolio turnover (%)	9		25	33	23	40		21

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       25

Class NAV Shares Period ended	8-31-17[1]		2-28-17	2-29-16	2-28-15	2-28-14	2-28-13
Per share operating performance
Net asset value, beginning of period	$10.81		$9.92	$11.82	$11.78	$10.49	$9.84
Net investment income[2]	0.24		0.32	0.37	0.41	0.49 [3]	0.35
Net realized and unrealized gain (loss) on investments	0.51		0.91	(1.42)	0.55	1.59	0.62
Total from investment operations	0.75		1.23	(1.05)	0.96	2.08	0.97
Less distributions
From net investment income	(0.21)		(0.34)	(0.37)	(0.49)	(0.36)	(0.32)
From net realized gain	—		—	(0.48)	(0.43)	(0.43)	—
Total distributions	(0.21)		(0.34)	(0.85)	(0.92)	(0.79)	(0.32)
Net asset value, end of period	$11.35		$10.81	$9.92	$11.82	$11.78	$10.49
Total return (%)[4]	6.89	[5]	12.76	(9.03)	8.57	20.47	10.17
Ratios and supplemental data
Net assets, end of period (in millions)	$531		$535	$554	$696	$653	$944
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	[6]	0.86	0.86	0.88	0.88	0.90
Expenses including reductions	0.74	[6]	0.85	0.85	0.87	0.87	0.89
Net investment income	4.20	[6]	3.03	3.45	3.42	4.35 [3]	3.56
Portfolio turnover (%)	9		25	33	23	40	21

1	Six months ended 8-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       26

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The primary investment objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       27

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2017, by major security category or type:

	Total value at 8-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$55,154,965	—	$55,154,965	—
Canada	126,533,230	$126,533,230	—	—
France	183,421,300	—	183,421,300	—
Germany	197,027,331	—	197,027,331	—
Italy	65,287,331	—	65,287,331	—
Netherlands	36,664,406	36,664,406	—	—
Norway	47,406,742	—	47,406,742	—
Singapore	27,109,163	—	27,109,163	—
Spain	43,102,648	—	43,102,648	—
Sweden	20,454,381	—	20,454,381	—
Switzerland	104,810,103	—	104,810,103	—
Taiwan	19,191,940	19,191,940	—	—
United Kingdom	336,882,866	42,455,015	294,427,851	—
United States	1,055,537,047	1,055,537,047	—	—
Securities lending collateral	48,533,594	48,533,594	—	—
Total investments in securities	$2,367,117,047	$1,328,915,232	$1,038,201,815	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       28

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2017, the fund loaned common stocks valued at $46,607,966 and received $48,553,410 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the six months ended August 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the six months ended August 31, 2017, were $5,178.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an

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equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of February 28, 2017, the fund has a short-term capital loss carryfoward of $42,185,848 and a long-term capital loss carryforward of $54,587,482 available to offset future net realized capital gains. These carryforwards do not expire.

As of February 28, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly. Capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc.. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated

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among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended August 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the applicable class in an amount equal to the amount by which the expenses of Class NAV shares exceed 0.74% of average net assets attributable to the class. "Expenses" means all the expenses of Class NAV shares, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the six months ended August 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$364,821	Class R2	$692
Class B	7,018	Class R6	908
Class C	85,926	Class NAV	330,589
Class I	840,984	Total	$1,630,938

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended August 31, 2017 were equivalent to a net annual effective rate of 0.66% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended August 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of

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distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class C	1.00%	—
Class B	1.00%	—	Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $652,658 for the six months ended August 31, 2017. Of this amount, $112,701 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $538,855 was paid as sales commissions to broker-dealers and $1,102 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended August 31, 2017, CDSCs received by the Distributor amounted to $734, $4,181 and $6,505 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended August 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$580,759	$224,603
Class B	50,942	5,911
Class C	622,088	72,165
Class I	—	688,547
Class R2	2,781	79
Class R6	—	94
Total	$1,256,570	$991,399

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the six months ended August 31, 2017 and for the year ended February 28, 2017 were as follows:

		Six months ended 8-31-17		Year ended 2-28-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,888,937	$32,081,013	10,495,512	$110,012,405
Distributions reinvested	582,435	6,494,758	1,364,405	13,995,516
Repurchased	(5,246,597)	(58,273,484)	(23,980,304)	(251,777,384)
Net decrease	(1,775,225)	($19,697,713)	(12,120,387)	($127,769,463)
Class B shares
Sold	4,082	$44,922	46,334	$483,148
Distributions reinvested	9,164	102,468	18,961	194,376
Repurchased	(166,767)	(1,870,306)	(296,555)	(3,105,472)
Net decrease	(153,521)	($1,722,916)	(231,260)	($2,427,948)
Class C shares
Sold	453,834	$5,050,021	2,017,179	$21,196,030
Distributions reinvested	143,504	1,604,813	274,676	2,817,422
Repurchased	(1,668,048)	(18,552,005)	(4,093,360)	(42,785,906)
Net decrease	(1,070,710)	($11,897,171)	(1,801,505)	($18,772,454)
Class I shares
Sold	17,929,062	$200,017,209	71,471,059	$752,004,989
Distributions reinvested	2,126,021	23,783,479	2,811,312	29,001,772
Repurchased	(14,690,652)	(163,862,792)	(55,588,014)	(587,635,516)
Net increase	5,364,431	$59,937,896	18,694,357	$193,371,245
Class R2 shares
Sold	12,805	$144,132	36,435	$380,649
Distributions reinvested	1,646	18,443	2,631	27,105
Repurchased	(7,733)	(86,285)	(29,789)	(312,790)
Net increase	6,718	$76,290	9,277	$94,964
Class R6 shares
Sold	16,410	$183,158	67,568	$711,304
Distributions reinvested	2,211	24,660	3,370	34,696
Repurchased	(58,060)	(643,915)	(21,368)	(223,952)
Net increase (decrease)	(39,439)	($436,097)	49,570	$522,048
Class NAV shares
Sold	273,476	$3,077,357	2,603,181	$27,412,499
Distributions reinvested	899,276	10,049,032	1,767,262	18,198,344
Repurchased	(3,809,926)	(42,603,791)	(10,780,446)	(113,278,915)
Net decrease	(2,637,174)	($29,477,402)	(6,410,003)	($67,668,072)
Total net decrease	(304,920)	($3,217,113)	(1,809,951)	($22,649,680)

Affiliates of the fund owned 100% of shares of Class NAV, on August 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $197,302,810 and $229,482,796, respectively, for the six months ended August 31, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2017, funds within the John Hancock group of funds complex held 21.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	6.8%

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Epoch Investment Partners, Inc. (the Subadvisor), for John Hancock Global Shareholder Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, and five-year periods ended December 31, 2016. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed the peer group average for the three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       38

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Broadridge peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       39

Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Epoch Investment Partners, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF399096	320SA 8/17 10/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) The certification required by Rule 30a-2(a) under the 1940 Act.

(b) The certification required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	October 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	October 30, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	October 30, 2017